Exhibit 10.2
CONFORMED COPY
SWISHER HYGIENE INC.
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CLARUS SECURITIES INC.
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BROADBAND CAPITAL MANAGEMENT LLC
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TD SECURITIES INC.
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EQUITY FINANCIAL TRUST COMPANY
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CONTINENTAL STOCK TRANSFER & TRUST CO.
SUBSCRIPTION RECEIPT AGREEMENT
Providing for the Issue of
Subscription Receipts
Dated February 23, 2011

TABLE OF CONTENTS

Article 1 INTERPRETATION		2
1.1	Definitions	2
1.2	Headings	6
1.3	References	6
1.4	Certain Rules of Interpretation	7
1.5	Day Not a Business Day	7
1.6	Applicable Law	7
1.7	Conflict	7
1.8	Currency	7
1.9	Severability	7
1.10	English Language	7

Article 2 ISSUE OF SUBSCRIPTION RECEIPTS		8
2.1	Issue of Subscription Receipts	8
2.2	Payment Acknowledgement	8
2.3	Terms of Subscription Receipts	9
2.4	Fractional Subscription Receipts	10
2.5	Register for Subscription Receipts	10
2.6	Registers Open for Inspection	10
2.7	Receiptholder not a Shareholder	10
2.8	Subscription Receipts to Rank Pari Passu	10
2.9	Signing of Subscription Receipt Certificates	11
2.10	Certification by the Subscription Receipt Agent	11
2.11	Issue in Substitution for Subscription Receipt Certificates Lost, etc.	11
2.12	Exchange of Subscription Receipt Certificates	12
2.13	Transfer and Registration of Subscription Receipts	12
2.14	Legends	14
2.15	Proceeds to be Placed in Escrow	16
2.16	Subscription Receipts and Trading	16
2.17	Cancellation of Surrendered Subscription Receipt Certificates	16

Article 3 ISSUANCE OF UNDERLYING COMMON SHARES		17
3.1	Notice of Acquisition	17
3.2	Release of Escrowed Funds	17
3.3	Issue of Underlying Common Shares	18
3.4	Fractions	18
3.5	Payment on Termination	18
3.6	Additional Payments by the Company	19

Article 4 RIGHTS OF THE COMPANY AND COVENANTS		19
4.1	Optional Purchases by the Company	19
4.2	General Covenants	20
4.3	Remuneration, Expenses and Indemnification	20
4.4	Performance of Covenants	21
4.5	Accounting	21
4.6	Regulatory Matters	22

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4.7	Payments by the Subscription Receipt Agent and the U.S. Escrow Agent	22

Article 5 ADJUSTMENTS		23
5.1	Definitions	23
5.2	Adjustment	23
5.3	Determination by the Company’s Auditors	25
5.4	Certificate of Adjustment	25
5.5	Notice of Special Matters	25
5.6	No Action after Notice	25
5.7	Proceedings Prior to any Action Requiring Adjustment	25
5.8	Protection of Subscription Receipt Agent	26

Article 6 INVESTMENT OF ESCROWED FUNDS		26
6.1	Investment of Escrowed Funds	26
6.2	Segregation of Proceeds	27
6.3	Third Party Interest	27

Article 7 ENFORCEMENT		27
7.1	Suits by Receiptholders	27
7.2	Immunity of Shareholders, etc.	28
7.3	Limitation of Liability	28

Article 8 MEETINGS OF RECEIPTHOLDERS		28
8.1	Right to Convene Meetings	28
8.2	Notice	28
8.3	Chairperson	29
8.4	Quorum	29
8.5	Power to Adjourn	29
8.6	Show of Hands	29
8.7	Poll and Voting	29
8.8	Regulations	30
8.9	Company, Subscription Receipt Agent and U.S. Escrow Agent may be Represented	31
8.10	Powers Exercisable by Special Resolution	31
8.11	Meaning of Special Resolution	32
8.12	Powers Cumulative	33
8.13	Minutes	33
8.14	Instruments in Writing	33
8.15	Binding Effect of Resolutions	33

Article 9 SUPPLEMENTAL AGREEMENTS		34
9.1	Provision for Supplemental Agreements for Certain Purposes	34

Article 10 CONCERNING THE SUBSCRIPTION RECEIPT AGENT AND THE U.S. ESCROW AGENT		35
10.1	Rights and Duties	35
10.2	Documents, etc. Held	36
10.3	Actions to Protect Interest	36
10.4	Not Required to Give Security	36

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10.5	Protection	37
10.6	Replacement; Successor by Acquisition	38
10.7	Conflict of Interest	39
10.8	Acceptance of Appointment	39
10.9	Not to be Appointed Receiver	40
10.10	Anti-Money Laundering and Privacy	40

Article 11 GENERAL		41
11.1	Notice	41
11.2	Notice to Receiptholders	42
11.3	Ownership of Subscription Receipts	43
11.4	Proof of Execution of Instruments	43
11.5	Satisfaction and Discharge of Agreement	44
11.6	Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Receiptholders	44
11.7	Effect of Execution	44
11.8	Time of Essence	44
11.9	Counterparts	44

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SUBSCRIPTION RECEIPT AGREEMENT
THIS SUBSCRIPTION RECEIPT AGREEMENT made as of the 23rd day of February, 2011.
AMONG:
SWISHER HYGIENE INC., a company existing under the laws of the State of Delaware
(the “Company”)
AND:
CLARUS SECURITIES INC., a company existing under the laws of the Province of Ontario
(“Clarus”)
AND:
BROADBAND CAPITAL MANAGEMENT LLC, a limited liability company existing under the laws of the State of New York
(“Broadband”)
AND:
TD SECURITIES INC., a company existing under the laws of the Province of Ontario
(“TD Securities”)
AND:
EQUITY FINANCIAL TRUST COMPANY, a trust company existing under the laws of Canada (hereinafter referred to as the “Subscription Receipt Agent”)
AND:
CONTINENTAL STOCK TRANSFER & TRUST CO., a trust company existing under the laws of the State of New York (hereinafter referred to as the “U.S. Escrow Agent”)
WHEREAS the Company is proposing to issue and sell Subscription Receipts representing the right to receive, among other things, Underlying Common Shares;
AND WHEREAS the Company has entered into the Acquisition Agreement;

AND WHEREAS pending release in accordance with the terms of this Agreement, the Proceeds are to be delivered, held and invested by the Escrow Agents in the manner set forth herein;
AND WHEREAS the Company and Clarus, Broadband and TD Securities (collectively, the “Agents”), have agreed that on the Acquisition Closing Date (provided that it occurs prior to the Termination Time), each holder of Subscription Receipts shall automatically receive, without the payment of any additional consideration and without any further action, (a) one Underlying Common Share (subject to adjustment in certain circumstances as herein provided) for each Subscription Receipt held by the Receiptholder and (b) on the Special Payment Date, the Special Payment, if any, less applicable withholding taxes, if any;
AND WHEREAS if Termination occurs, each Subscription Receipt shall be automatically terminated and cancelled and each Receiptholder of record as of the Termination Date shall be entitled to receive at the Termination Payment Date from the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, without any further action, the Subscription Receipt Price in respect of such Receiptholder’s Subscription Receipts, together with such Receiptholder’s pro rata share of Canadian Earned Interest or U.S. Earned Interest, as applicable, less applicable withholding taxes, if any;
AND WHEREAS all things necessary have been done and performed to make the Subscription Receipts, when certified by the Subscription Receipt Agent and issued as provided in this Agreement, legal, valid and binding obligations of the Company with the benefits and subject to the terms of this Agreement;
AND WHEREAS the foregoing recitals are by the Company, and not by the Subscription Receipt Agent or the U.S. Escrow Agent.
NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:
ARTICLE 1
INTERPRETATION
1.1	Definitions
In this Agreement and the recitals, unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:
(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Acquisition” means the acquisition of Choice Environmental Services, Inc. with and into a subsidiary of the Company pursuant to the Acquisition Agreement and announced by the Company on February 14, 2011;

(c)	“Acquisition Agreement” means the agreement and plan of merger dated as of February 13, 2011 between the Company, a subsidiary of the Company and Choice Environmental Services, Inc.;

(d)	“Acquisition Closing Date” means the date on which the proposed Acquisition is completed;

(e)	“Acquisition Closing Time” means the time on the Acquisition Closing Date at which the Acquisition is completed;

(f)	“Acquisition Notice” means a notice in substantially the form set forth in Schedule B hereto, executed by the Company and Clarus, on behalf of the Agents;

(g)	“Affiliate” has the meaning set out in National Instrument 45-106 — Prospectus and Registration Exemptions;

(h)	“Agency Agreement” means the agency agreement dated February 23, 2011 among the Company and the Agents in respect of the Private Placement;

(i)	“Agents” has the meaning attributed thereto in the recitals to this Agreement;

(j)	“Agreement” means this agreement, as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof;

(k)	“Applicable Securities Laws” means the Canadian Securities Laws and the U.S. Securities Laws;

(l)	“Broadband” has the meaning attributed thereto in the preamble to this Agreement;

(m)	“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario or Charlotte, North Carolina are not open for business;

(n)	“Canadian Earned Interest” means the interest or other income actually earned and paid on the investment of the Canadian Proceeds from the date hereof to, but not including, the earlier to occur of (i) the Acquisition Closing Date and (ii) the Termination Date;

(o)	“Canadian Escrowed Funds” means an amount equal to the sum of (i) the Canadian Proceeds and (ii) any investments acquired from time to time with such funds, including the Canadian Earned Interest;

(p)	“Canadian Proceeds” means the aggregate Subscription Receipt Price for the offering of Subscription Receipts from Canadian and non-U.S. resident Receiptholders;

(q)	“Canadian Securities Laws” means the securities laws, regulations, rules, rulings and orders in each of the provinces of Canada, and the notices, policies and written interpretations issued by the securities regulatory authorities in each of the provinces of Canada;

(r)	“Clarus” has the meaning attributed thereto in the preamble to this Agreement;

(s)	“Closing Date” means February 23, 2011, or such other date as may be agreed upon by the Company and the Agents as the closing date of the Private Placement;

(t)	“Common Shares” means the shares of common stock of the Company, U.S. $0.001 par value per share and evidencing an equal undivided beneficial interest in the Company;

(u)	“Company” has the meaning attributed thereto in the preamble to this Agreement;

(v)	“Designated Office” means the principal stock transfer office of the Subscription Receipt Agent from time to time in Toronto, Ontario;

(w)	“Escrowed Agents’ Fee” means the amount of $0.2375 per Subscription Receipt, representing the total fee payable to the Agents pursuant to the Agency Agreement;

(x)	“NASDAQ” means the NASDAQ Global Market;

(y)	“Person” means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities and governments, governmental agencies and political subdivisions thereof;

(z)	“Private Placement” means the private placement of Subscription Receipts contemplated by the Agency Agreement;

(aa)	“Proceeds” means the Canadian Proceeds and the U.S. Proceeds;

(bb)	“Receiptholders” or “holders” means the persons who are registered owners of Subscription Receipts;

(cc)	“Receiptholders’ Request” means an instrument signed in one or more counterparts by Receiptholders representing in the aggregate not less than 25% of the aggregate number of Subscription Receipts then outstanding, requesting the Subscription Receipt Agent to take some action or proceeding specified therein;

(dd)	“Shareholders” means the holders from time to time of Common Shares;

(ee)	“Special Payment” means an amount per Subscription Receipt equal to the amount per Common Share of any cash dividends for which record dates have occurred during the period from and including the date hereof to the Acquisition Closing Date, if any;

(ff)	“Special Payment Date” means the later of (i) the second Business Day following the Acquisition Closing Date and (ii) the date of payment of the relevant cash dividend on the Common Shares as determined by the board of directors of the Company;

(gg)	“Subscription Receipt Agent” has the meaning attributed thereto in the preamble to this Agreement;

(hh)	“Subscription Receipt Certificate” means certificates evidencing Subscription Receipts substantially in the form attached as Schedule A hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by the terms of this Agreement or as may be required to comply with any law or the rules of any securities exchange or as may be consistent with the terms of this Agreement and as the Company may deem necessary or desirable;

(ii)	“Subscription Receipt Price” means $4.75 per Subscription Receipt for all Subscription Receipts issued under the Private Placement;

(jj)	“Subscription Receipts” means the subscription receipts of the Company issued and certified hereunder and from time to time outstanding, each Subscription Receipt evidencing the rights provided for herein;

(kk)	“TD Securities” has the meaning attributed thereto in the preamble to this Agreement;

(ll)	“Termination” means if (i) the Company announces to the public that it no longer intends to complete the Acquisition prior to the Termination Time, (ii) the Acquisition Closing Date does not occur on or before the Termination Time or (iii) the Acquisition Agreement or any amendment has been terminated at any time prior to the Termination Time for any reason;

(mm)	“Termination Date” means the date on which any event of Termination occurs;

(nn)	“Termination Payment Date” means the second Business Day following the Termination Date;

(oo)	“Termination Time” means 11:59 p.m. (Toronto time) on March 31, 2011;

(pp)	“TSX” means the Toronto Stock Exchange;

(qq)	“Underlying Common Shares” means the Common Shares issuable to holders of Subscription Receipts without payment of additional consideration on the Acquisition Closing Date (provided that it occurs prior to the Termination Time);

(rr)	“United States” means the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia;

(ss)	“U.S. Earned Interest” means the interest or other income actually earned and paid on the investment of the U.S. Proceeds from the date hereof to, but not including, the earlier to occur of (i) the Acquisition Closing Date and (ii) the Termination Date;

(tt)	“U.S. Escrow Agent” has the meaning attributed thereto in the preamble to this Agreement;

(uu)	“U.S. Escrowed Funds” means an amount equal to the sum of (i) the U.S. Proceeds and (ii) any investments acquired from time to time with such funds, including the U.S. Earned Interest;

(vv)	“U.S. Proceeds” means the aggregate Subscription Receipt Price for the offering of Subscription Receipts from U.S. resident Receiptholders;

(ww)	“U.S. Securities Laws” means all applicable securities legislation in the United States, including without limitation, the 1933 Act, the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any applicable state securities laws; and

(xx)	“written request of the Company”, “written consent of the Company”, “written direction of the Company” and “certificate of the Company” means, respectively, a written request, consent, direction or certificate signed in the name of the Company by any one or more of the officers or directors of the Company and may consist of one or more instruments so executed and any other documents referred to herein which is required or contemplated to be provided or given by the Company.
1.2	Headings
The headings, the table of contents and the division of this Agreement into Articles and Sections are for convenience of reference only and shall not affect the interpretation of this Agreement.
1.3	References
Unless otherwise specified in this Agreement:
(a)	references to Articles, Sections and Schedules are to Articles Sections, and Schedules in this Agreement;

(b)	“hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions, without reference to a particular provision, refer to this Agreement; and

(c)	where the word “including” or “includes” is used in this Agreement, it means “including (or includes) without limitation”.
1.4	Certain Rules of Interpretation
Unless otherwise specified in this Agreement:
(a)	the singular includes the plural and vice versa; and

(b)	references to any gender shall include references to all genders.
1.5	Day Not a Business Day
In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.
1.6	Applicable Law
This Agreement and the Subscription Receipts shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
1.7	Conflict
In the event of a conflict or inconsistency between a provision in the body of this Agreement and in any Subscription Receipt Certificate issued hereunder, the provision in the body of this Agreement shall prevail to the extent of the inconsistency.
1.8	Currency
All dollar amounts expressed in this Agreement and in the Subscription Receipts are in lawful money of Canada and all payments required to be made hereunder and thereunder shall be made in Canadian dollars, except for as specifically set out herein.
1.9	Severability
Each of the provisions in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any of the other provisions hereof.
1.10	English Language
Each of the parties hereto hereby acknowledges that it has consented to and requested that this Agreement and all documents relating hereto, including, without limiting the generality of the foregoing, the form of Subscription Receipt Certificate attached hereto as Schedule A, be drawn up in the English language only. Les parties aux présentes reconnaissent avoir accepté et exigé que la présente convention et tous les documents s’y rapportant, y compris, sans restreindre la portée générale de ce qui précède, le certificat représentant les reçus de souscription qui figurent à l’annexe A, soient rédigés en langue anglaise seulement.

ARTICLE 2
ISSUE OF SUBSCRIPTION RECEIPTS
2.1	Issue of Subscription Receipts
An aggregate of up to 12,262,500 Subscription Receipts providing for the right, in certain circumstances, as provided herein, to acquire an aggregate of up to 12,262,500 Underlying Common Shares (subject to adjustment in certain circumstances as herein provided) are hereby created and authorized to be issued by the Company for a price per Subscription Receipt equal to the Subscription Receipt Price, and Subscription Receipt Certificates shall be executed by or on behalf of the Company, certified by or on behalf of the Subscription Receipt Agent and delivered in accordance with this Agreement.
2.2	Payment Acknowledgement
(a)	The Subscription Receipt Agent hereby:
(i)	acknowledges the receipt of Canadian Proceeds in the amount of $51,596,875 from Clarus;

(ii)	confirms that the Canadian Proceeds referred to in Section 2.2(a)(i) shall be immediately deposited by the Subscription Receipt Agent in one or more interest-bearing trust accounts in accordance with Section 6.1 and, pending the Acquisition Closing Date, will be invested in accordance with Section 6.1; and

(iii)	confirms that Subscription Receipt Certificates have been issued, in accordance with written directions of the Company, representing the Subscription Receipts created and issued pursuant to Section 2.1.
(b)	The U.S. Escrow Agent hereby:
(i)	acknowledges the receipt of U.S. Proceeds in the amount of $6,650,000; and

(ii)	confirms that the U.S. Proceeds referred to in Section 2.2(b)(i) shall be immediately deposited by the U.S. Escrow Agent in one or more interest-bearing trust accounts in accordance with Section 6.1 and, pending the Acquisition Closing Date, will be invested in accordance with Section 6.1.
(c)	The Company hereby:
(i)	acknowledges that the amount received by the Subscription Receipt Agent pursuant to Section 2.2(a)(i) and the amount received by the U.S. Escrow Agent pursuant to Section 2.2(b)(i) represent payment in full by the Agents of the Subscription Receipt Price for an aggregate of 12,262,500 Subscription Receipts;

(ii)	irrevocably directs the Subscription Receipt Agent to retain the Canadian Proceeds and the U.S. Escrow Agent to retain the U.S. Proceeds, each in accordance with the terms of this Agreement pending payment of such amounts in accordance with the terms of this Agreement; and

(iii)	irrevocably directs the Subscription Receipt Agent, concurrently with the execution and delivery of this Agreement, to certify, countersign and deliver Subscription Receipt Certificates representing an aggregate of 12,262,500 Subscription Receipts, in accordance with written directions from the Company.
(d)	The Agents hereby:
(i)	acknowledge receipt of the Subscription Receipt Certificates representing 12,262,500 Subscription Receipts;

(ii)	irrevocably direct the Subscription Receipt Agent to retain the total amount received by the Subscription Receipt Agent in respect of 10,862,500 Subscription Receipts in accordance with the terms of this Agreement pending payment of such amount in accordance with the terms of this Agreement; and

(iii)	irrevocably direct the U.S. Escrow Agent to retain the total amount received by the U.S. Escrow Agent in respect of 1,400,000 Subscription Receipts in accordance with the terms of this Agreement pending payment of such amount in accordance with the terms of this Agreement.
2.3	Terms of Subscription Receipts
Each Subscription Receipt shall evidence the right of the holder of record as of the Acquisition Closing Date or the Termination Date, as applicable, to receive, without payment of additional consideration and without any further action:
(a)	if the Acquisition Closing Time occurs on or before the Termination Time: (i) at the Acquisition Closing Time, one Underlying Common Share (subject to adjustments in certain circumstances as herein provided) from the Company, and (ii) on the Special Payment Date, the Special Payment, if any, less applicable withholding taxes, if any; and

(b)	if Termination occurs, on the Termination Payment Date, an amount equal to the sum of the Subscription Receipt Price and a pro rata share of the Canadian Earned Interest in the case of Canadian and non-U.S. resident Receiptholders or the U.S. Earned Interest in the case of U.S. resident Receiptholders less applicable withholding taxes, if any, all in the manner and on the terms and conditions set forth in this Agreement. References in this Agreement to the issuance of Underlying Common Shares “in exchange” for Subscription Receipts are intended only to reflect the issuance of such Underlying Common Shares in accordance with the rights of Receiptholders to receive such Underlying Common Shares hereunder.
2.4	Fractional Subscription Receipts
Notwithstanding anything herein contained, the Company shall not be required to issue fractions of Subscription Receipts. In lieu of fractional Subscription Receipts, the total number of Subscription Receipts to be issued to a holder shall be rounded down to the nearest whole number of Subscription Receipts, with no cash payment being made for the fractional Subscription Receipt.
2.5	Register for Subscription Receipts
The Company hereby appoints the Subscription Receipt Agent as registrar of the Subscription Receipts, and the Company shall cause to be kept by the Subscription Receipt Agent at the Designated Office, a securities register in which shall be entered the names and addresses of holders of Subscription Receipts and the other particulars, prescribed by law, of the Subscription Receipts held by them. The Company shall also cause to be kept by the Subscription Receipt Agent at the Designated Office, the register of transfers, and may also cause to be kept by the Subscription Receipt Agent, branch registers of transfers in which shall be recorded the particulars of the transfers of Subscription Receipts, registered in that branch register of transfers.
2.6	Registers Open for Inspection
The registers hereinbefore referred to shall be open at all reasonable times during regular business hours of the Subscription Receipt Agent on any Business Day for inspection by the Company, the Agents or any Receiptholder. The Subscription Receipt Agent shall, from time to time when requested to do so by the Company, furnish the Company with a list of the names and addresses of Receiptholders entered in the registers kept by the Subscription Receipt Agent and showing the number of Subscription Receipts held by each such holder.
2.7	Receiptholder not a Shareholder
Nothing in this Agreement or in the holding of a Subscription Receipt, other than the Special Payment and other than as set forth in Section 5.2, shall at any time confer or be construed as conferring upon a Receiptholder any right or interest whatsoever as a Shareholder, including, but not limited to, the right to vote at, to receive notice of, or to attend meetings of Shareholders, or the right to receive dividends, distributions or any continuous disclosure materials of the Company. Receiptholders are entitled to exercise only those rights expressly provided for in the Subscription Receipt Certificates and this Agreement on the terms and conditions set forth herein.
2.8	Subscription Receipts to Rank Pari Passu
All Subscription Receipts shall rank pari passu amongst themselves whatever may be the actual date(s) of issue of same.

2.9	Signing of Subscription Receipt Certificates
The Subscription Receipt Certificates shall be signed by any director or officer of the Company on behalf of the Company. The signature of such director or officer of the Company may be mechanically reproduced in facsimile and Subscription Receipt Certificates bearing such facsimile signature shall, subject to Section 2.10, be binding upon the Company as if they had been manually signed by such director or officer of the Company. Notwithstanding that the Person whose manual or facsimile signature appears on any Subscription Receipt Certificate, as such director or officer may no longer hold such position at the date of such Subscription Receipt Certificate or at the date of certification or delivery thereof, any Subscription Receipt Certificate signed as aforesaid shall, subject to Section 2.10, be valid and binding upon the Company and the Receiptholder thereof shall be entitled to the benefits of this Agreement.
2.10	Certification by the Subscription Receipt Agent
(a)	No Subscription Receipt Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefits hereof until it has been certified by manual or facsimile signature by or on behalf of the Subscription Receipt Agent, and such certification by the Subscription Receipt Agent upon any Subscription Receipt Certificate shall be conclusive evidence as against the Company that the Subscription Receipt Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

(b)	The certification of the Subscription Receipt Agent on Subscription Receipt Certificates issued hereunder shall not be construed as a representation or warranty by the Subscription Receipt Agent as to the validity of this Agreement or the Subscription Receipt Certificates (except the due certification thereof) and the Subscription Receipt Agent shall in no respect be liable or answerable for the use made of the Subscription Receipt Certificates or any of them or of the consideration therefor except as otherwise specified herein. The certificate by or on behalf of the Subscription Receipt Agent on Subscription Receipt Certificates shall constitute a representation and warranty by the Subscription Receipt Agent that the said Subscription Receipt Certificates have been duly certified by or on behalf of the Subscription Receipt Agent pursuant to the provisions of this Agreement.
2.11	Issue in Substitution for Subscription Receipt Certificates Lost, etc.
(a)	In case any of the Subscription Receipt Certificates shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law (including Applicable Securities Laws) and compliance with Section 2.11(b), shall issue and thereupon the Subscription Receipt Agent shall certify and deliver, a new Subscription Receipt Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Subscription Receipt Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Subscription Receipt Certificate, and the substituted Subscription Receipt Certificate shall be in a form approved by the Subscription

Receipt Agent and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Subscription Receipt Certificates issued or to be issued hereunder.

(b)	The applicant for the issue of a new Subscription Receipt Certificate pursuant to this Section 2.11 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Subscription Receipt Agent such evidence of ownership and of the loss, destruction or theft of the Subscription Receipt Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Subscription Receipt Agent each in their sole discretion, and such applicant may also be required to furnish an indemnity or surety bond in an amount and form satisfactory to the Company and the Subscription Receipt Agent, each in their sole discretion, and shall pay the reasonable charges of the Company and the Subscription Receipt Agent in connection therewith.
2.12	Exchange of Subscription Receipt Certificates
(a)	Subscription Receipt Certificates may, upon compliance with the reasonable requirements of the Subscription Receipt Agent, be exchanged for another Subscription Receipt Certificate(s) entitling the holder thereof to, in the aggregate, the same number of Subscription Receipts as represented by the Subscription Receipt Certificates so exchanged.

(b)	Subscription Receipt Certificates may be surrendered for exchange only at the Designated Office of the Subscription Receipt Agent during regular business hours of the Subscription Receipt Agent.

(c)	Except as otherwise herein provided, the Subscription Receipt Agent may charge to the holder requesting an exchange a reasonable sum for each new Subscription Receipt Certificate issued in exchange for the existing Subscription Receipt Certificate(s). Payment of such charges and reimbursement of the Subscription Receipt Agent or the Company for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.
2.13	Transfer and Registration of Subscription Receipts
(a)	The Subscription Receipts may only be transferred on the register kept at the Designated Office of the Subscription Receipt Agent by the holder or its legal representatives or its attorney duly appointed by an instrument in writing. Upon surrender for registration of transfer of Subscription Receipts at the Designated Office of the Subscription Receipt Agent, the Company shall issue and thereupon the Subscription Receipt Agent shall certify and deliver a new Subscription Receipt Certificate of like tenor in the name of the designated transferee. If less than all the Subscription Receipts evidenced by the Subscription Receipt Certificate(s) so surrendered are transferred, the transferor shall be entitled to receive, in the same manner, a new Subscription Receipt Certificate registered in its name evidencing the Subscription Receipts not transferred. However, notwithstanding the foregoing, Subscription Receipts shall only be transferred upon:
(i)	payment to the Subscription Receipt Agent of a reasonable sum for each new Subscription Receipt Certificate issued upon such transfer, and reimbursement of the Subscription Receipt Agent or the Company for any and all stamp taxes or governmental or other charges required to be paid in respect of such transfer;

(ii)	compliance with the legends set out in Section 2.14, and with the requirements set out in Section 2.14 for the removal of such legends, as the case may be; and

(iii)	such reasonable requirements as the Subscription Receipt Agent may prescribe and as may be required by the terms of this Agreement,

and all such transfers shall be duly noted in such register by the Subscription Receipt Agent.
(b)	The Company and the Subscription Receipt Agent will deem and treat the registered owner of any Subscription Receipt as the beneficial owner thereof for all purposes and neither the Company nor the Subscription Receipt Agent shall be affected by any notice to the contrary.

(c)	The transfer register in respect of Subscription Receipts shall be closed effective as of the Acquisition Closing Time, or, as the case may be, 5:00 p.m. (Toronto time) on the Termination Date at the Designated Office. Trades settling after the Acquisition Closing Date will be completed by the delivery of Underlying Common Shares.

(d)	The Subscription Receipt Agent will promptly advise the Company of any requested transfer of Subscription Receipts. The Company will be entitled, and may direct, the Subscription Receipt Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Subscription Receipts on the registers referred to in this Article 2, if the Company determines, acting reasonably, such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction, or would be contrary to the terms of this Agreement.

(e)	Subject to the provisions of this Agreement and applicable law (including Applicable Securities Laws), Receiptholders shall be entitled to the rights and privileges attaching to the Subscription Receipts. Either (i) the issue of Underlying Common Shares by the Company and the payment by the Subscription Receipt Agent and the U.S. Escrow Agent, as applicable, of the applicable Special Payment, if any, each less applicable withholding taxes, if any, as provided in Section 3.2 or (ii)(A) in the case of a Canadian or non-U.S. resident

Receiptholder, the reimbursement of the Canadian Proceeds and the payment of the Canadian Earned Interest by the Subscription Receipt Agent, less applicable withholding taxes, if any, as provided in Section 3.5 or (B) in the case of a U.S. resident Receiptholder, the reimbursement of the U.S. Proceeds and the payment of the U.S. Earned Interest by the U.S. Escrow Agent, less applicable withholding taxes, if any, as provided in Section 3.5, all in accordance with the terms and conditions herein contained, shall discharge all responsibilities of the Company, the Subscription Receipt Agent and the U.S. Escrow Agent with respect to such Subscription Receipts, and none of the Company, the Subscription Receipt Agent or the U.S. Escrow Agent shall be bound to inquire into the title of a Receiptholder.
2.14	Legends
Each Subscription Receipt Certificate and each Subscription Receipt Certificate issued in exchange therefor or in substitution thereof will bear, as of the Closing Date, the following legends substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY HAS BEEN PROVIDED TO THE COMPANY TO SUCH EFFECT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION AND CONSENTED TO BY SWISHER HYGIENE INC. AND CLARUS SECURITIES INC., THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 24, 2011.

(a)	Each certificate representing Underlying Common Shares issued to Receiptholders will bear, the following legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY HAS BEEN PROVIDED TO THE COMPANY TO SUCH EFFECT.

(b)	Each certificate representing Underlying Common Shares issued to Receiptholders will bear, if issued prior to the date that is four months after the Closing Date, the following legends substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION AND CONSENTED TO BY SWISHER HYGIENE INC. AND CLARUS SECURITIES INC., THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 24, 2011.

(c)	The parties hereby acknowledge and agree that the Subscription Receipts are “restricted securities” as defined in Rule 144 under the 1933 Act and may not be reoffered or resold, pledged or otherwise transferred except: (i) to the Company; (ii) outside the United States in accordance with Rule 904 of Regulation S under the 1933 Act, if available, and subject to Rule 905 of Regulation S under the 1933

Act, and in compliance with applicable Canadian and provincial laws and regulations; (iii) inside the United States in accordance with (A) the exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, or (B) another exemption from the registration requirements of the 1933 Act and in compliance with applicable Canadian and provincial laws and regulations; or (iv) under an effective registration statement under the 1933 Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction.

(d)	Notwithstanding Section 2.14(a) and 2.14(b), if the Subscription Receipts are being sold pursuant to section (D) of the U.S. legend, the U.S. legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, that such legend is no longer required under applicable requirements of the 1933 Act or state securities laws.
2.15	Proceeds to be Placed in Escrow
Upon the receipt and acceptance by the Company of duly completed subscriptions for Subscription Receipts, and upon the issuance of the Subscription Receipts, the Canadian Proceeds shall be delivered to the Subscription Receipt Agent and the U.S. Proceeds shall be delivered to the U.S. Escrow Agent, in each case to be held pursuant to the terms hereof. Each of the Subscription Receipt Agent and the U.S. Escrow Agent shall immediately place such funds in escrow to be held pursuant to the terms hereof. The Subscription Receipt Agent hereby agrees to hold the Canadian Proceeds, as escrow agent for and on behalf of the Company and the Canadian and non-U.S. Receiptholders and to release and deal with the Canadian Escrowed Funds, as provided herein. The U.S. Escrow Agent hereby agrees to hold the U.S. Proceeds, as trustee and agent for and on behalf of the Company and the U.S. Receiptholders and to release and deal with the U.S. Escrowed Funds, as provided herein.
2.16	Subscription Receipts and Trading
The Company confirms that the Subscription Receipts will not be listed for trading on the TSX or NASDAQ.
2.17	Cancellation of Surrendered Subscription Receipt Certificates
All Subscription Receipt Certificates surrendered to the Subscription Receipt Agent pursuant to Sections 2.11, 2.12 and 2.13 shall be returned to or received by the Subscription Receipt Agent for cancellation and, if required by the Company, the Subscription Receipt Agent shall furnish the Company with a cancellation certificate identifying the Subscription Receipt Certificates so cancelled and the number of Subscription Receipts evidenced thereby.

ARTICLE 3
ISSUANCE OF UNDERLYING COMMON SHARES
3.1	Notice of Acquisition
If the Acquisition Closing Time occurs on or before the Termination Time, the Company shall: (a) at the Acquisition Closing Time, cause the Acquisition Notice, to be delivered to the Subscription Receipt Agent and the U.S. Escrow Agent, and (b) issue a press release disclosing that the closing of the Acquisition has occurred and that the Underlying Common Shares have been issued to Receiptholders. The notice delivered to the Subscription Receipt Agent and the U.S. Escrow Agent shall specify the amounts to be released pursuant to Section 3.2 and to whom such amounts should be released.
3.2	Release of Escrowed Funds
(a)	Upon delivery of the Acquisition Notice pursuant to Section 3.1, the Company shall:
(i)	be deemed to have instructed the Subscription Receipt Agent to pay, promptly after the Acquisition Closing Time, from the Canadian Escrowed Funds to Clarus, on behalf of the Agents, the Escrowed Agents’ Fee and an additional amount to be confirmed by the Company in the notice delivered pursuant to Section 3.1 (representing the amount of expenses reimbursable to the Agents by the Company pursuant to the Agency Agreement), and Clarus shall upon receipt thereof give the Company and the Subscription Receipt Agent a final receipt therefor on behalf of the Agents;

(ii)	be deemed to have instructed the Subscription Receipt Agent and the U.S. Escrow Agent to pay, on the Special Payment Date, from the Canadian Escrowed Funds and the U.S. Escrowed Funds, as applicable, to the holders an amount equal to the Special Payment;

(iii)	be entitled to receive from the Subscription Receipt Agent, the Canadian Escrowed Funds less any amount to be paid by the Subscription Receipt Agent pursuant to Sections 3.2(a)(i) and 3.2(a)(ii); and

(iv)	be entitled to receive from the U.S. Escrow Agent, the U.S. Escrowed Funds less any amount to be paid by the U.S. Escrow Agent pursuant to Section 3.2(a)(ii).
(b)	The Subscription Receipt Agent shall (i) deliver the funds referred to in Section 3.2(a)(iii) to or at the direction of the Company forthwith upon the delivery of the notice delivered pursuant to Section 3.1, (ii) promptly after the Acquisition Closing Time, deliver or cause to be delivered to Clarus the amount referred to in Section 3.2(a)(i) and (iii) on the Special Payment Date, deliver or cause to be delivered to the Canadian and non-U.S. resident holders the amount referred to in Section 3.2(a)(ii).

(c)	The U.S. Escrow Agent shall (i) deliver the funds referred to in Section 3.2(a)(iv) to or at the direction of the Company forthwith upon the delivery of the notice delivered pursuant to Section 3.1 and (ii) on the Special Payment Date, deliver or cause to be delivered to the U.S. resident holders the amount referred to in Section 3.2(a)(ii).
3.3	Issue of Underlying Common Shares
(a)	If the Acquisition Closing Time occurs on or before the Termination Time and the notice required by Section 3.1 has been delivered, the Underlying Common Shares shall be, and shall be deemed to be, automatically issued at the Acquisition Closing Time to the Receiptholders, and each Receiptholder shall automatically receive, without the surrender of the Subscription Receipt Certificate or payment of any additional consideration, one Underlying Common Share for each Subscription Receipt (subject to adjustments in certain circumstances as herein provided) held by such Receiptholder, and such Receiptholder shall be deemed to have become the holder of record of such Underlying Common Shares at the Acquisition Closing Time.

(b)	Effective immediately after the Underlying Common Shares have been, or have been deemed to be, issued as contemplated by this Section 3.3, the Subscription Receipts relating thereto shall be void and of no value or effect.
3.4	Fractions
Notwithstanding anything herein contained, the Company shall not be required, upon the exchange or deemed exchange of the Subscription Receipt to issue fractions of Common Shares. In lieu of fractional Common Shares, the total number of Common Shares to be issued to a holder shall be rounded down to the nearest whole number of Common Shares, with no cash payment being made for the fractional share.
3.5	Payment on Termination
(a)	If Termination occurs, the Company shall forthwith notify the Agents, the Subscription Receipt Agent and the U.S. Escrow Agent in writing and shall issue a press release setting forth the Termination Date.

(b)	If Termination occurs, the subscription evidenced by each Subscription Receipt shall be automatically terminated and cancelled, without any further action, and:
(i)	each Canadian and non-U.S. resident holder of record as of 5:00 p.m. (Toronto time) on the Termination Date shall be entitled to receive from the Subscription Receipt Agent, from and after the Termination Date, but no earlier than on the Termination Payment Date, a cheque in the aggregate amount of (A) the Subscription Receipt Price in respect of each of such holder’s Subscription Receipts and (B) such holder’s pro rata share of the Canadian Earned Interest, less applicable withholding taxes, if any. The amount paid to each holder under this Section 3.5(b)(i) shall be satisfied from the Canadian Escrowed Funds; and

(ii)	each U.S. resident holder of record as of 5:00 p.m. (Toronto time) on the Termination Date shall be entitled to receive from the U.S. Escrow Agent, from and after the Termination Date, a cheque in the aggregate amount of (A) the Subscription Receipt Price in respect of each of such holder’s Subscription Receipts and (ii) such holder’s pro rata share of the U.S. Earned Interest, less applicable withholding taxes, if any. The amount paid to each holder under this Section 3.5(b)(ii) shall be satisfied from the U.S. Escrowed Funds.
(c)	The obligation to make the payment of the amount specified in Section 3.5(b) shall be satisfied by mailing payment by cheque payable to the holders at each holder’s registered address. If by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any payment to be given to the holders hereunder could reasonably be considered unlikely to reach its destination, each payment shall be considered as delivered only if it is delivered to the holders to whom it is addressed or by other means of prepaid mail.

(d)	Upon the mailing or delivery of any cheque as provided in Section 3.5(c) (and provided such cheque has been honoured for payment, if presented for payment within six months of the date thereof), all rights evidenced by the Subscription Receipts relating thereto shall be satisfied and such Subscription Receipts shall be void and of no value or effect.
3.6	Additional Payments by the Company
The Company shall, no later than two Business Days before the date upon which any amount is required to be paid pursuant to this Article 3, pay by way of same day valued wire transfer to the Subscription Receipt Agent and the U.S. Escrow Agent any shortfall on any such amount as will be sufficient to allow the Subscription Receipt Agent and the U.S. Escrow Agent to pay in full, within the prescribed delays, the amounts required to be paid under this Article 3.
ARTICLE 4
RIGHTS OF THE COMPANY AND COVENANTS
4.1	Optional Purchases by the Company
Subject to compliance with applicable law (including Applicable Securities Laws), the Company may from time to time purchase by private contract or otherwise any of the Subscription Receipts. Any such purchase shall be made on such terms and conditions as the parties in their sole discretion may determine. The Subscription Receipt Certificates representing the Subscription Receipts so purchased shall forthwith be surrendered to, and cancelled by, the Subscription Receipt Agent in compliance with Section 2.17.

4.2	General Covenants
(a)	The Company covenants with the Subscription Receipt Agent, the U.S. Escrow Agent and the Agents that so long as any Subscription Receipts remain outstanding:
(i)	it will promptly comply with all filing and other requirements under all U.S. Securities Laws and Canadian Securities Laws, including those necessary to remain a reporting issuer not in default in each of the provinces of Canada in which it is currently a reporting issuer;

(ii)	it will announce by press release the Acquisition Closing Date or the Termination Date, as the case may be, in accordance with the provisions hereof;

(iii)	it will perform and carry out all of the acts or things to be done by it as provided in this Agreement;

(iv)	it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Underlying Common Shares pursuant to the Subscription Receipts;

(v)	it will cause the Underlying Common Shares to be duly issued as fully paid and non-assessable shares and delivered in accordance with the Subscription Receipts and the terms hereof;

(vi)	with respect to any notices to be given or other acts to be performed or which may be given or performed by Clarus and any other Agents under or pursuant to this Agreement (including the Acquisition Notice contemplated by Section 3.1), it will provide to Clarus in a timely manner all such information and documents as the Agents (or any of them) may reasonably request and is within the knowledge or control of the Company in order to verify the factual circumstances relating to such notices or acts and, if requested, such information shall be certified correct by the Company; and

(vii)	it will use its best efforts to ensure that the Underlying Common Shares, upon issuance, are listed and posted for trading on the TSX and the NASDAQ.
4.3	Remuneration, Expenses and Indemnification
(a)	The Company covenants that it will pay to each of the Subscription Receipt Agent and the U.S. Escrow Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse each of the Subscription Receipt Agent and the U.S. Escrow Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, in the administration or execution of this

Agreement (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of each of the Subscription Receipt Agent and the U.S. Escrow Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Subscription Receipt Agent’s or the U.S. Escrow Agent’s, as applicable, gross negligence, willful misconduct or bad faith. Any amount owing hereunder and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, against unpaid invoices and shall be payable on demand.
(b)	The Company hereby indemnifies and saves harmless the Subscription Receipt Agent and the U.S. Escrow Agent and their respective officers, directors, employees and agents from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Subscription Receipt Agent or the U.S. Escrow Agent or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Agreement, save only in the event of gross negligence, willful misconduct or bad faith of the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable. It is understood and agreed that this indemnification shall survive the termination or the discharge of this Agreement or the resignation or replacement of the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable.
4.4	Performance of Covenants
If the Company shall fail to perform any of its covenants contained in this Agreement, the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, may notify the Receiptholders and the Agents of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it but only in their respective capacities; however, there shall be no obligation to perform said covenants or to notify the Receiptholders of such performance. All sums expended or advanced by the Subscription Receipt Agent or the U.S. Escrow Agent in so doing shall be repayable as provided in Section 4.3. No such performance, expenditure or advance by the Subscription Receipt Agent or the U.S. Escrow Agent shall relieve the Company of any default hereunder or of its continuing obligations under the covenants contained herein.
4.5 Accounting
(a)	The Subscription Receipt Agent shall maintain accurate books, records and accounts of the transactions effected or controlled by the Subscription Receipt Agent hereunder and the receipt, investment, reinvestment and disbursement of the Canadian Escrowed Funds, and shall provide to the Company and the Agents records and statements thereof periodically upon written request.

(b)	The U.S. Escrow Agent shall maintain accurate books, records and accounts of the transactions effected or controlled by the U.S. Escrow Agent hereunder and the receipt, investment, reinvestment and disbursement of the U.S. Escrowed Funds, and shall provide to the Company and the Agents records and statements thereof periodically upon written request.

(c)	The Company shall have the right to audit any such books, records, accounts and statements.
4.6	Regulatory Matters
The Company shall file all such documents, notices and certificates and take such steps and do such things as may be necessary under Applicable Securities Laws to permit the issuance of the Underlying Common Shares in the circumstances contemplated by Section 3.3 such that (a) such issuance will comply with the prospectus and registration requirements (or exemptions therefrom) of Applicable Securities Laws in each of the provinces of Canada and the United States, and each applicable state thereof, and (b) the first trade in the Underlying Common Shares, when and if issued, (other than from the holdings of a Person who, alone or in combination with others, holds sufficient Common Shares to materially affect control of the Company) will not be subject to, or will be exempt from, the prospectus requirements of Applicable Securities Laws in each of the provinces of Canada (subject to a hold period under Applicable Securities Laws of four months plus one day following the date of issue of the Subscription Receipts) and the Underlying Common Shares may not be offered or sold in the absence of an applicable exemption under the U.S. Securities Act or as set forth in Section 2.14 until (other than by a Person who is an “affiliate” of the Company as defined in Rule 144(a)(1) under the U.S. Securities Act) one year after the Company has filed “Form 10 information” (as defined in Rule 144(i)(3) under the U.S. Securities Act) with the U.S. Securities and Exchange Commission (the “SEC”) namely, November 10, 2011, unless the offer and sale of the Underlying Common Shares by the holder thereof has been registered with the SEC on a registration statement that is effective at the time of such offer and sale.
4.7	Payments by the Subscription Receipt Agent and the U.S. Escrow Agent
In the event that any funds to be disbursed by the Subscription Receipt Agent or the U.S. Escrow Agent in accordance herewith have been received by such agent in the form of an uncertified cheque or cheques, the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, shall be entitled to delay the time for disbursement of such funds hereunder until such uncertified cheque or cheques have cleared in the ordinary course the financial institution upon which the same are drawn. Each of the Subscription Receipt Agent and the U.S. Escrow Agent will disburse monies according to this Agreement only to the extent that monies have been deposited with it.

ARTICLE 5
ADJUSTMENTS
5.1	Definitions
In this Article 5, references to any “record date” refer to the particular time on such relevant date stipulated for such event and otherwise refer to 5:00 p.m. (Toronto time) on such date.
5.2	Adjustment
The rights attaching to the Subscription Receipts are subject to adjustment from time to time in the events and in the manner provided as follows:
(a)	If, at any time after the issuance of the Subscription Receipts and before the Acquisition Closing Time, the Company:
(i)	subdivides its outstanding Common Shares into a greater number of Common Shares, or

(ii)	consolidates its outstanding Common Shares into a lesser number of Common Shares,
(any of such events in paragraphs (i) and (ii) being a “Common Share Reorganization”), then the number of Underlying Common Shares with respect to each Subscription Receipt will be adjusted as of the record date at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the number of Underlying Common Shares obtainable immediately prior to such record date by a fraction, the numerator of which will be the number of Common Shares outstanding on the record date after giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares outstanding on the record date before giving effect to such Common Share Reorganization.

(b)	If, at any time after the issuance of the Subscription Receipts and before the Acquisition Closing Time, there is a reclassification of Common Shares at any time outstanding or a change of the Common Shares into other securities or property (other than a Common Share Reorganization), or a consolidation, amalgamation, arrangement or acquisition of the Company with or into any corporation or other entity (other than a consolidation, amalgamation, arrangement or Acquisition that does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities or property), or a transfer of the undertakings or assets of the Company as an entirety or substantially as an entirety to another entity, or a record date for any of the foregoing events occurs, (any of such events being a “Capital Reorganization”), any holder entitled to acquire Underlying Common Shares after the record date or effective date of such Capital Reorganization will be entitled to receive, and shall accept in lieu of the number of Underlying Common Shares to which such holder was theretofore entitled, the aggregate number of other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date of such Capital Reorganization, the holder had been the registered holder of the number of Underlying Common Shares to which such holder was then entitled with respect to the Subscription Receipts subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in Section 5.2, provided however, that no such Capital Reorganization will be carried into effect unless all necessary steps have been taken to so entitle the holders. If determined appropriate by the Company, acting reasonably, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 5 with respect to the rights and interests thereafter of the holders to the end that the provisions set forth in this Article 5 will thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any other securities or other property thereafter deliverable upon the exercise of any Subscription Receipt. Any such adjustments will be made by and set forth in terms and conditions supplemental to this agreement approved by the Company, acting reasonably and absent manifest error, and will for all purposes be conclusively deemed to be the appropriate adjustment.
(c)	If at any time after the issuance of the Subscription Receipts and prior to the Acquisition Closing Time, the Company issues or distributes to the holders of all or substantially all of the outstanding Common Shares, cash or securities of the Company, including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares or property or assets, including evidences of indebtedness, other than as a result of a Common Share Reorganization or a Capital Reorganization, or a record date for any of the foregoing events occurs, the holders will be entitled to receive, and will receive, in addition to the number of Underlying Common Shares to which such holder was theretofore entitled, the kind and amount of Common Shares, cash or other securities or property or assets which result from such issue or distribution as if, on the record date at which holders of Common Shares are determined for the purpose of such distribution, such holder had been the registered holder of the number of Underlying Common Shares to which the holder was theretofore entitled. Any such transfer will be subject to approval of the TSX and NASDAQ, if required.

(d)	The adjustments provided for in this Section 5.2 are cumulative and shall apply to successive subdivisions, consolidations, changes, distributions, issues or other events resulting in any adjustment under the provisions of this Section 5.2.

(e)	In case the Company, after the date hereof, shall take any action affecting the Common Shares, other than the actions described in this Section 5.2, which, in the reasonable opinion of the directors of the Company, would materially affect the rights of the Receiptholders and/or the rights attaching to the Subscription Receipts, then the number of Underlying Common Shares which are to be received pursuant to the Subscription Receipts shall be adjusted in such manner, if any, and at such time as the directors of the Company may reasonably determine to be equitable to the Receiptholders in such circumstances.
5.3	Determination by the Company’s Auditors
In the event of any question arising with respect to the adjustments provided for in this Article 5, including the failure to adjust, such question shall be conclusively determined by the Company’s auditors or if they are unwilling or unable to act, by such other firm of accredited independent accountants as may be selected by the directors of the Company, and they shall have access to all necessary records of the Company, and such determination shall be binding upon the Company, the Subscription Receipt Agent, the Receiptholders and all other persons interested therein.
5.4	Certificate of Adjustment
The Company shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in this Article 5, deliver a certificate of the Company to the Subscription Receipt Agent specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
5.5	Notice of Special Matters
The Company covenants with the Subscription Receipt Agent that, so long as any Subscription Receipt Certificates remain outstanding, it shall send notice to the Subscription Receipt Agent and to the Receiptholders in accordance with this Article 5 of any intention to fix a record date that is prior to the Termination Time for the issuance of rights, options or warrants (other than the Subscription Receipts) to all or substantially all the holders of its outstanding Common Shares. Such notice shall specify the particulars of such event and the record date for such event, provided that the Company shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be sent in each case not less than 14 days prior to such applicable record date.
5.6	No Action after Notice
The Company covenants with the Subscription Receipt Agent that it will not close its transfer books or take any other corporate action which might deprive the Receiptholder of the opportunity to exercise its right of acquisition pursuant thereto during the period of 14 days after the giving of the notices set forth in Section 5.5.
5.7	Proceedings Prior to any Action Requiring Adjustment
As a condition precedent to the taking of any action which would require an adjustment of the number of Underlying Common Shares to be issued hereunder, the Company shall take any corporate action which may, in the opinion of counsel to the Company, be necessary to ensure that the Company has sufficient authorized capital and that the Company may validly and legally issue, as fully paid and non-assessable Common Shares, all of the Common Shares which the holders of such Subscription Receipts are entitled to receive on the full exercise thereof in accordance with the provisions of this Agreement.

5.8	Protection of Subscription Receipt Agent
The Subscription Receipt Agent:
(a)	shall not at any time be under any duty or responsibility to any Receiptholder to determine whether any facts exist which may require any adjustment contemplated by this Article 5, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)	shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Subscription Receipt;

(c)	shall not be responsible for any failure of the Company to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Subscription Receipt Certificates for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 5;

(d)	shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Company; and

(e)	shall be entitled to act and rely upon the certificates or adjustment calculations of the Company and the auditor of the Company and any other documents filed by the Company pursuant to Section 5.4, without verification or liability.
ARTICLE 6
INVESTMENT OF ESCROWED FUNDS
6.1	Investment of Escrowed Funds
(a)	Until released in accordance with this Agreement, the Subscription Receipt Agent shall hold, invest and reinvest the Canadian Escrowed Funds on behalf of the Receiptholders and the Company in short-term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada, as directed in writing by the Company. Such direction to the Subscription Receipt Agent shall be provided by the Company no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any direction received by the Subscription Receipt Agent after 9:00 a.m. or on a day which is not a Business Day, shall be deemed to have been given prior to 9:00 a.m. on the next Business Day. If, at any time, the Canadian Escrowed Funds include cash that is not invested and the Company has not provided directions to the Subscription Receipt Agent to invest such cash, the Subscription Receipt Agent shall deposit all such uninvested cash in an account, a term deposit or guaranteed investment certificates of the Subscription Receipt Agent or a Canadian chartered bank, having either no fixed term or no irrevocable term and which pays interest on the daily balance. The

Subscription Receipt Agent shall have no liability with respect to any loss in value of investments as permitted to be made hereunder. In making any payment, the Subscription Receipt Agent shall not be liable for any loss sustained from early termination of an investment if such termination is required to make a payment hereunder.

(b)	Until released in accordance with this Agreement, the U.S. Escrow Agent shall hold the U.S. Escrowed Funds on behalf of the Receiptholders and the Company in an interest bearing checking account established at J.P. Morgan Chase Bank N.A., Toronto Branch. The U.S. Escrow Agent shall have no liability with respect to any loss in value of investments as permitted to be made hereunder. In making any payment, the U.S. Escrow Agent shall not be liable for any loss sustained from early termination of an investment if such termination is required to make a payment hereunder.
6.2	Segregation of Proceeds
(a)	The Canadian Escrowed Funds received by the Subscription Receipt Agent and any securities or other instruments received by the Subscription Receipt Agent upon the investment or reinvestment of such Canadian Escrowed Funds, shall be received as agent for, and shall be segregated and kept apart by the Subscription Receipt Agent as agent for, the Canadian and non-U.S. Receiptholders and the Company.

(b)	The U.S. Escrowed Funds received by the U.S. Escrow Agent shall be received as agent for, and shall be segregated and kept apart by the U.S. Escrow Agent as agent for, the U.S. Receiptholders and the Company. It is understood and agreed that the U.S. Escrow Agent’s only responsibility under this Section 6.2(b) is to maintain the U.S. Escrowed Funds in an interest bearing checking account established at J.P. Morgan Chase Bank, N.A., Toronto Branch.
6.3	Third Party Interest
The Company hereby represents to the Subscription Receipt Agent and the U.S. Escrow Agent that any account to be opened, or interest to be held, by the Subscription Receipt Agent or the U.S. Escrow Agent in connection with this Agreement, to the extent opened or held for or to the credit of the Company, is not intended to be used by or on behalf of any third party.
ARTICLE 7
ENFORCEMENT
7.1	Suits by Receiptholders
Subject to the powers of Receiptholders exercisable by special resolution, all or any of the rights conferred upon any Receiptholder by any of the terms of the Subscription Receipt Certificates or of this Agreement, or of both, may be enforced by the Receiptholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Subscription Receipt Agent to proceed in its own name to enforce each and all of the provisions contained herein for the benefit of the Receiptholders.
7.2	Immunity of Shareholders, etc.
The Subscription Receipt Agent and, by the acceptance of the Subscription Receipts and as part of the consideration for the issue of the Subscription Receipts, the Receiptholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any settlor or any past, present or future Shareholder, officer, employee or agent of the Company or any successor entity for the issue of Common Shares pursuant to any Subscription Receipt or on any covenant, agreement, representation or warranty by the Company contained herein or in the Subscription Receipt Certificates.
7.3	Limitation of Liability
The obligations hereunder are not personally binding upon, nor shall there be any recourse against, the private property of any of the past, present or future officer, director, employee or agent or Shareholder of the Company or any successor entity or any past, present or future officer, director, employee or agent of the Company or of any successor entity, but only the property of the Company or any successor entity shall be bound in respect hereof.
ARTICLE 8
MEETINGS OF RECEIPTHOLDERS
8.1	Right to Convene Meetings
The Subscription Receipt Agent may at any time and from time to time, and shall on receipt of a written request of the Company or of a Receiptholders’ Request and upon being funded and indemnified to its reasonable satisfaction by the Company or by the Receiptholders signing such Receiptholders’ Request against the cost which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Receiptholders. In the event of the Subscription Receipt Agent failing to so convene a meeting within 15 days after receipt of such written request of the Company or such Receiptholders’ Request and funding and indemnity given as aforesaid, the Company or such Receiptholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be determined by the Subscription Receipt Agent and approved by the Company.
8.2	Notice
At least 10 days prior notice of any meeting of Receiptholders shall be given to the Receiptholders in the manner provided for in Section 11.2 and a copy of such notice shall be sent by mail to the Subscription Receipt Agent (unless the meeting has been called by the Subscription Receipt Agent) and to the Company (unless the meeting has been called by the Company). Such notice shall state the date (which shall be a Business Day) and time when, and the place in the City of Toronto where, the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Receiptholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.
8.3	Chairperson
An individual (who need not be a Receiptholder) designated in writing by the Subscription Receipt Agent shall be chairperson of the meeting and, if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Receiptholders present in person or by proxy shall choose some individual present to be chairperson.
8.4	Quorum
Subject to the provisions of Section 8.11, at any meeting of the Receiptholders a quorum shall consist of not less than two Receiptholders present in person or by proxy and holding 10% of the then-outstanding Subscription Receipts. If a quorum of the Receiptholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Receiptholders or on a Receiptholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum is present at the commencement of business. At the adjourned meeting, the Receiptholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not hold at least 10% of the then outstanding Subscription Receipts.
8.5	Power to Adjourn
The chairperson of any meeting at which a quorum of the Receiptholders is present may, with the consent of the meeting, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.
8.6	Show of Hands
Every question submitted to a meeting shall, subject to 8.7, be decided in the first place by a majority of the votes given on a show of hands except that votes on a special resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairperson that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.
8.7	Poll and Voting
On every special resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairperson or by one or more of the Receiptholders acting in person or by proxy and holding at least 5% of the Subscription Receipts then outstanding, a poll shall be taken in such manner as the chairperson shall direct. Questions other than those required to be determined by special resolution shall be decided by a majority of the votes cast on the poll.
On a show of hands, every person who is present and entitled to vote, whether as a Receiptholder or as proxy for one or more absent Receiptholders, or both, shall have one vote. On a poll, each Receiptholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Subscription Receipt(s) then held or represented by such person. A proxy need not be a Receiptholder. In the case of joint holders, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them shall be present in person or by proxy, they shall vote together in respect of Subscription Receipts of which they are joint registered holders. The chairperson of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Subscription Receipts, if any, that are held or represented by the chairperson.
8.8	Regulations
The Subscription Receipt Agent, or the Company with the approval of the Subscription Receipt Agent, may from time to time make and from time to time vary such regulations as it shall consider necessary for:
(a)	the setting of the record date for a meeting of holders of Subscription Receipts for the purpose of determining Receiptholders entitled to receive notice of and vote at such meeting;

(b)	the deposit of instruments appointing proxies at such place and time as the Subscription Receipt Agent, the Company or the Receiptholders, convening the meeting, as the case may be, may in the notice convening the meeting direct;

(c)	the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Company or to the Subscription Receipt Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(d)	the form of the instrument of proxy and the manner in which the instrument of proxy must be executed; and

(e)	generally for the calling of meetings of Receiptholders and the conduct of business thereat.
Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Receiptholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 8.9), shall be Receiptholders or their counsel, or duly appointed proxies of Receiptholders.

8.9	Company, Subscription Receipt Agent and U.S. Escrow Agent may be Represented
The Company, the Subscription Receipt Agent and the U.S. Escrow Agent, by their respective authorized employees and agents, and counsel and for the Subscription Receipt Agent may attend any meeting of the Receiptholders, but shall have no vote as such unless in their capacity as Receiptholder or a proxy holder.
8.10	Powers Exercisable by Special Resolution
In addition to all other powers conferred upon them by any other provisions of this Agreement or by law, the Receiptholders at a meeting shall, subject to the provisions of Section 8.11, have the power, subject to all applicable regulatory and exchange approvals, exercisable from time to time by special resolution (and only by special resolution):
(a)	to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Receiptholders or, subject to the consent of the Subscription Receipt Agent, the Subscription Receipt Agent, against the Company or against its undertaking, property and assets or any part thereof whether such rights arise under this Agreement or the Subscription Receipt Certificates or otherwise;

(b)	to amend, alter or repeal any special resolution previously passed or sanctioned by the Receiptholders;

(c)	to direct or to authorize the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, to enforce any of the covenants on the part of the Company contained in this Agreement or the Subscription Receipt Certificates or to enforce any of the rights of the Receiptholders in any manner specified in such special resolution or to refrain from enforcing any such covenant or right;

(d)	to waive, and to direct the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, to waive, any default on the part of the Company in complying with any provisions of this Agreement or the Subscription Receipt Certificates either unconditionally or upon any conditions specified in such special resolution;

(e)	to restrain any Receiptholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company in this Agreement or the Subscription Receipt Certificates or to enforce any of the rights of the Receiptholders;

(f)	to direct any Receiptholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Receiptholder in connection therewith;

(g)	to assent to any modification of, change in or omission from the provisions contained in the Subscription Receipt Certificates and this Agreement or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Subscription Receipt Agent to concur in and execute any ancillary or supplemental agreement embodying the change or omission;

(h)	with the consent of the Company (such consent not to be unreasonably withheld), to remove the Subscription Receipt Agent or its successor in office and to appoint a new subscription receipt agent to take the place of the Subscription Receipt Agent so removed; and

(i)	to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any Common Shares or other securities of the Company.
8.11	Meaning of Special Resolution
(a)	The expression “special resolution” when used in this Agreement means, subject as hereinafter provided in this Section 8.11 and in Section 8.14, a resolution proposed at a meeting of Receiptholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which two or more Receiptholders are present in person either holding personally or representing as proxies not less in aggregate than 25% of the number of Subscription Receipts then outstanding and passed by the affirmative votes of Receiptholders holding more than 66 2/[3]% of the Subscription Receipts represented at the meeting and voted on a poll upon such resolution.

(b)	Notwithstanding Section 8.11(a), if, at any meeting called for the purpose of passing a special resolution, at least two Receiptholders holding not less in aggregate than 25% of the then outstanding Subscription Receipts are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Receiptholders or on a Receiptholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 21 nor more than 60 days later, and to such place and time as may be determined by the chairperson. Not less than 10 days prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section 11.2. It shall not be necessary for such notice to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting:
(i)	if the special resolution purports to exercise any of the powers conferred pursuant to Sections 8.10(a), 8.10(d) or 8.10(i), or purports to change the provisions of this Section 8.11 or of Section 8.14 or purports to amend, alter or repeal any special resolution previously passed or sanctioned by the Receiptholders in exercise of the powers referred to in this paragraph, a quorum for the transaction of business shall consist of Receiptholders holding more than 25% of the then outstanding Subscription Receipts present in person or by proxy; and

(ii)	in any other case, a quorum for the transaction of business shall consist of such Receiptholders as are present in person or by proxy.
(c)	Votes on a special resolution shall always be given on a poll and no demand for a poll on a special resolution shall be necessary.
8.12	Powers Cumulative
Any one or more of the powers or any combination of the powers in this Agreement stated to be exercisable by the Receiptholders by special resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Receiptholders to exercise such power or powers or combination of powers then or thereafter from time to time.
8.13	Minutes
Minutes of all resolutions and proceedings at every meeting of Receiptholders shall be made and duly entered in books to be provided from time to time for that purpose by the Subscription Receipt Agent at the expense of the Company, and any such minutes as aforesaid, if signed by the chairperson or the secretary of the meeting at which such resolutions were passed or proceedings had or by the chairperson or secretary of the next succeeding meeting held shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.
8.14	Instruments in Writing
All actions which may be taken and all powers that may be exercised by the Receiptholders at a meeting held as provided in this Article 8 may also be taken and exercised by an instrument in writing signed in one or more counterparts by one or more Receiptholders in person or by attorney duly appointed in writing, holding at least 66 2/3% of the then outstanding Subscription Receipts with respect to a special resolution, and the expression “special resolution” when used in this Agreement shall include an instrument so signed by Receiptholders holding at least 66 2/3% of the then outstanding Subscription Receipts.
8.15	Binding Effect of Resolutions
Every resolution and every special resolution passed in accordance with the provisions of this Article 8 at a meeting of Receiptholders shall be binding upon all the Receiptholders, whether present at or absent from such meeting, and every instrument in writing signed by Receiptholders in accordance with Section 8.14 shall be binding upon all the Receiptholders, whether signatories thereto or not, and each and every Receiptholder and the Subscription Receipt Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

ARTICLE 9
SUPPLEMENTAL AGREEMENTS
9.1	Provision for Supplemental Agreements for Certain Purposes
From time to time the Company, the Agents, the Subscription Receipt Agent and the U.S. Escrow Agent may, subject to the provisions hereof and subject to regulatory approval, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, agreements supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:
(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Subscription Receipt Agent relying on counsel, prejudicial to the interests of the Receiptholders;

(b)	giving effect to any special resolution passed as provided in Article 8;

(c)	making such provisions not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Subscription Receipt Agent, relying on counsel, prejudicial to the interests of the Receiptholders;

(d)	adding to or altering the provisions hereof in respect of the transfer of Subscription Receipts, making provision for the exchange of Subscription Receipt Certificates, and making any modification in the form of the Subscription Receipt Certificates which does not affect the substance thereof;

(e)	modifying any of the provisions of this Agreement, including relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Subscription Receipt Agent relying on counsel, such modification or relief in no way prejudices any of the rights of the Receiptholders or of the Subscription Receipt Agent or the U.S. Escrow Agent, and provided further that each of the Subscription Receipt Agent and the U.S. Escrow Agent may in its sole discretion decline to enter into any such supplemental agreement which in its opinion may not afford adequate protection to the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, when the same shall become operative; and

(f)	for any other purpose not inconsistent with the terms of this Agreement, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Subscription Receipt Agent the rights of the Subscription Receipt Agent and of the Receiptholders are in no way prejudiced thereby.

ARTICLE 10
CONCERNING THE SUBSCRIPTION RECEIPT AGENT AND THE U.S. ESCROW AGENT
10.1	Rights and Duties
(a)	In the exercise of the rights and duties prescribed or conferred by the terms of this Agreement, each of the Subscription Receipt Agent and the U.S. Escrow Agent shall exercise the degree of care, diligence and skill that a reasonably prudent subscription receipt agent or escrow agent, as applicable, would exercise in comparable circumstances. No provision of this Agreement shall be construed to relieve the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, from liability for its own grossly negligent action, willful misconduct or bad faith.

(b)	The obligation of the Subscription Receipt Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Subscription Receipt Agent or the Receiptholders hereunder shall be conditional upon the Receiptholders furnishing, when required by notice by the Subscription Receipt Agent, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Subscription Receipt Agent to protect and to hold harmless the Subscription Receipt Agent against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Agreement shall require the Subscription Receipt Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c)	The Subscription Receipt Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Receiptholders at whose instance it is acting to deposit with the Subscription Receipt Agent, the Subscription Receipts held by them, for which Subscription Receipts the Subscription Receipt Agent shall issue receipts.

(d)	Every provision of this Agreement that by its terms relieves each of the Subscription Receipt Agent and the U.S. Escrow Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of this Section 10.1.

(e)	Neither the Subscription Receipt Agent or the U.S. Escrow Agent shall have any duties except those expressly set forth herein, and it shall not be bound by any notice of a claim or demand with respect to, or any waiver, modification, amendment, termination or rescission of, this Agreement, unless received by it in writing and signed by the other parties hereto and, if its duties herein are affected, unless it shall have given its prior written consent thereto.

(f)	Neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall be responsible for ensuring that the Proceeds, as applicable, are used in the manner contemplated by the Agency Agreement.

(g)	Each of the Subscription Receipt Agent and the U.S. Escrow Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement, which documentation does not require the exercise of any discretion or independent judgment.

(h)	Neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall incur any liability whatsoever with respect to the delivery or non-delivery of any certificates whether delivered by hand, mail or any other means.

(i)	Neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall be responsible or liable in any manner whatsoever for the deficiency, correctness, genuineness or validity of any securities deposited with it.
10.2	Documents, etc. Held
Any securities, documents of title or other instruments that may at any time be held by the Subscription Receipt Agent or the U.S. Escrow Agent pursuant to this Agreement may be placed in the deposit vaults of the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, or of any Canadian or U.S. chartered bank or deposited for safekeeping with any such bank. If the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, has not received a direction under Section 6.1, any monies so held pending the application or withdrawal thereof under any provisions of this Agreement may be deposited in the name of such agent in any Canadian or U.S. chartered bank, as applicable, or in the deposit department of such agent or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof or the laws of the U.S. or a state thereof, as applicable, at the rate of interest (if any) then current on similar deposits.
10.3	Actions to Protect Interest
(a)	The Subscription Receipt Agent shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Receiptholders.

(b)	The U.S. Escrow Agent shall have the power to institute and to maintain such actions and proceedings, as it may consider necessary or expedient to preserve, protect or enforce its interests.
10.4	Not Required to Give Security
Neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall be required to give any bond or security in respect of the execution of this Agreement or otherwise in respect of the premises.

10.5	Protection
By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:
(a)	neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall be liable for or by reason of any statements of fact or recitals in this Agreement or in the Subscription Receipt Certificates (except the representation contained in Section 10.7 or in the certificate of the Subscription Receipt Agent on the Subscription Receipt Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

(b)	nothing herein contained shall impose any obligation on the Subscription Receipt Agent or the U.S. Escrow Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Agreement or any instrument ancillary or supplemental hereto;

(c)	neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall be bound to give notice to any person or persons of the execution hereof;

(d)	neither the Subscription Receipt Agent nor the U.S. Escrow Agent shall incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any officers, employees, agents or servants of the Company;

(e)	the Company shall indemnify and save harmless the Subscription Receipt Agent and the U.S. Escrow Agent and their respective officers, directors, employees and agents from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever brought against such agent which it may suffer or incur as a result of or arising out of the performance of its duties and obligations under this Agreement, including any and all legal fees and disbursements of whatever kind or nature, save only in the event of the grossly negligent action or the willful misconduct or bad faith of the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable. It is understood and agreed that this indemnification shall survive the termination or discharge of this Agreement or the resignation or removal of the Subscription Receipt Agent or the U.S. Escrow Agent;

(f)	the Subscription Receipt Agent and the U.S. Escrow Agent shall be fully protected in acting and relying on any document, certificate, statement, instrument, opinion, report or notice, believed by it to be genuine and to have been signed, sent by or on behalf of the proper party or parties or delivered to it pursuant to this Agreement as to its due execution, validity and effectiveness and as to the truth and accuracy of any information contained therein; and

(g)	the Subscription Receipt Agent and the U.S. Escrow Agent shall not be bound to do or give any notice or take any act, action, proceeding for the enforcement of any of the obligations of the Company under this Agreement unless and until it shall have received a Receiptholders’ Request specifying the act, action or proceeding which the Subscription Receipt Agent or the U.S. Escrow Agent is requested to take, nor shall the Subscription Receipt Agent or the U.S. Escrow Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Subscription Receipt Agent or the U.S. Escrow Agent and in the absence of any such notice, the Subscription Receipt Agent and the U.S. Escrow Agent may for all purposes of this Agreement conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements, or conditions contained herein.
10.6	Replacement; Successor by Acquisition
(a)	Each of the Subscription Receipt Agent and the U.S. Escrow Agent may resign its appointment and be discharged from all other duties and liabilities hereunder, subject to this Section 10.6, by giving to the Company not less than 30 days prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Receiptholders by special resolution shall have power at any time to remove the existing Subscription Receipt Agent or the U.S. Escrow Agent and to appoint a new subscription receipt or escrow agent. In the event of the Subscription Receipt Agent or the U.S. Escrow Agent, as applicable, resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Agents shall forthwith appoint a new subscription receipt or escrow agent unless a new subscription receipt or escrow agent has already been appointed by the Receiptholders; but any new subscription receipt or escrow agent so appointed by the Agents or by the court shall be subject to removal as aforesaid by the Receiptholders. Any new subscription receipt agent appointed under any provision of this Section 10.6 shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario and, if required by the applicable legislation for any other provinces, in such other provinces. Any new escrow agent appointed under any provision of this Section 10.6 shall be a corporation authorized to carry on the business of a trust company in the United States (or a state thereof) or in the Province of Ontario and, if required by the applicable legislation for any other provinces, in such other provinces. On any such appointment the new subscription receipt or escrow agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Subscription Receipt Agent or the U.S. Escrow Agent hereunder. At the request of the Company or the new subscription receipt or escrow agent, the retiring Subscription Receipt Agent or U.S. Escrow Agent shall duly assign, transfer and deliver to the new subscription receipt or escrow agent all property and money held and all records kept by the retiring Subscription Receipt Agent or U.S. Escrow Agent hereunder or in connection herewith.

(b)	Upon the appointment of a successor subscription receipt or escrow agent, the Company shall promptly notify the Receiptholders thereof in the manner provided for in Article 11 hereof.

(c)	Any corporation into or with which the Subscription Receipt Agent or the U.S. Escrow Agent may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Subscription Receipt Agent or the U.S. Escrow Agent shall be a party, or any corporation succeeding to the corporate trust business of the Subscription Receipt Agent or the U.S. Escrow Agent shall be the successor to the Subscription Receipt Agent or the U.S. Escrow Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor subscription receipt or escrow agent under Section 10.6(a).

(d)	Any Subscription Receipt Certificate certified but not delivered by a predecessor Subscription Receipt Agent may be delivered by the successor subscription receipt agent in the name of the predecessor or successor Subscription Receipt Agent.
10.7	Conflict of Interest
(a)	Each of the Subscription Receipt Agent and the U.S. Escrow Agent represents to the Company and the Agents that at the time of execution and delivery hereof no material conflict of interest exists between its role as a subscription receipt or escrow agent, as applicable, hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its appointment as Subscription Receipt Agent or U.S. Escrow Agent, as applicable, hereunder to a successor subscription receipt or escrow agent, as applicable, approved by the Company and meeting the requirements set forth in Section 10.6(a). Notwithstanding the foregoing provisions of this Section 10.7(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Agreement and the Subscription Receipts shall not be affected in any manner whatsoever by reason thereof.

(b)	Subject to Section 10.7(a), each of the Subscription Receipt Agent and the U.S. Escrow Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any affiliated entity of the Company without being liable to account for any profit made thereby.
10.8	Acceptance of Appointment
(a)	The Subscription Receipt Agent hereby accepts the appointment as subscription receipt agent in this Agreement and agrees to perform its duties hereunder upon the terms and conditions herein set forth.

(b)	The U.S. Escrow Agent hereby accepts the appointment as U.S. escrow agent in this Agreement and agrees to perform its duties hereunder upon the terms and conditions herein set forth.
10.9	Not to be Appointed Receiver
None of the Subscription Receipt Agent, the U.S. Escrow Agent or any person related to either agent shall be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.
10.10	Anti-Money Laundering and Privacy
Each of the Subscription Receipt Agent and the U.S. Escrow Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, such agent, in its sole judgment, acting reasonably, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Subscription Receipt Agent or the U.S. Escrow Agent, in its sole judgment, acting reasonably, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days prior written notice sent to all parties provided that (a) the Subscription Receipt Agent’s or the U.S. Escrow Agent’s written notice shall describe the circumstances of such non-compliance; and (b) that if such circumstances are rectified to the Subscription Receipt Agent’s or the U.S. Escrow Agent’s satisfaction, acting reasonably, within such 10 day period, then such resignation shall not be effective.
The parties acknowledge that each of the Subscription Receipt Agent and the U.S. Escrow Agent may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and may use such information for the following purposes:
(a)	to provide the services required under this Agreement and other services that may be requested from time to time;

(b)	to help such agent manage its servicing relationships with such individuals; and

(c)	to meet such agent’s legal and regulatory requirements;
Each party acknowledges and agrees that each of the Subscription Receipt Agent and the U.S. Escrow Agent may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Agreement for the purposes described above and, generally, in the manner and on the terms described in its privacy code, which such agent shall make available on its website or upon request, including revisions thereto. Further, each party agrees that it shall not provide or cause to be provided to the Subscription Receipt Agent or the U.S. Escrow Agent any personal information relating to an individual who is not a party to this Agreement unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

The Company and Broadband hereby severally represent and warrant to the U.S. Escrow Agent that reasonable controls have been established and required due diligence performed to comply with the “Know Your Customer” regulations, the USA Patriot Act, the Office of Foreign Asset Control (OFAC) regulations and the Bank Secrecy Act.
ARTICLE 11
GENERAL
11.1	Notice
(a)	Unless herein otherwise expressly provided, any notice to be given hereunder to the Company, the Agents, the Subscription Receipt Agent or the U.S. Escrow Agent shall be deemed to be validly given if delivered by hand courier or if transmitted by facsimile:
(i)	if to the Company:

Swisher Hygiene Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 28210
U.S.A.

Attention: Tom Aucamp
Facsimile: (704) 602-7970
with a copy to (which does not constitute notice):
Osler, Hoskin & Harcourt LLP
1 First Canadian Place
Box 50
Toronto, Ontario M5X 1B8

Attention: David Hanick
Facsimile: (416) 862-6666

(ii)	if to the Agents:

Clarus Securities Inc.
Suite 1615, Waterfront Centre
200 Burrard Street
Vancouver, British Columbia V6C 3L6

Attention: Rod Campbell
Facsimile: (604) 605-5704
and to:

Broadband Capital Management LLC
712 5th Avenue
22nd Floor
New York, New York 10019

Attention: Erika Duckett
Facsimile: (212) 702-9830

(iii)	if to the Subscription Receipt Agent:

Equity Financial Trust Company
200 University Avenue, Suite 400
Toronto, Ontario M5H 4H1

Attention: Manager, Corporate Trust Services
Facsimile: (416) 361-0470

(iv)	if to the U.S. Escrow Agent:

Continental Stock Transfer & Trust Co.
17 Battery Place, 8th Floor
New York, NY 10004
U.S.A.

Attention: Accounting Department
Facsimile: (212) 845-3220
and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if transmitted by facsimile on the day of confirmation of transmission by the originating facsimile or, if such day is not a Business Day, on the first Business Day following the day of transmission. Accidental error or omission in giving notice or accidental failure to mail notice to any Receiptholder will not invalidate any action or proceeding founded thereon.

(b)	The Company, either of the Agents, the Subscription Receipt Agent or the U.S. Escrow Agent, as the case may be, may from time to time notify the other parties to this Agreement in the manner provided in Section 11.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company, the Agents, the Subscription Receipt Agent or the U.S. Escrow Agent, as the case may be, for all purposes of this Agreement.
11.2	Notice to Receiptholders
(a)	Any notice to the Receiptholders under the provisions of this Agreement shall be valid and effective if delivered or sent by letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, five Business Days following actual posting of the notice.

(b)	If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Receiptholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Receiptholders or if delivered to the address for such Receiptholders contained in the register of Subscription Receipts maintained by the Subscription Receipt Agent.

(c)	All notices to joint holders of any Subscription Receipt may be given to whichever one of the holders thereof is named first in the appropriate register hereinbefore mentioned, and any notice so given shall be sufficient notice to all such joint holders of the Subscription Receipt.
11.3	Ownership of Subscription Receipts
The Company, the Subscription Receipt Agent and the U.S. Escrow Agent may deem and treat the registered owner of any Subscription Receipt Certificate or, in the case of a transferee who has surrendered a Subscription Receipt Certificate in accordance with the terms of this Agreement, such transferee, as the absolute owner of the Subscription Receipt represented thereby for all purposes, and the Company, the Subscription Receipt Agent and the U.S. Escrow Agent shall not be affected by any notice or knowledge to the contrary except where the Company, the Subscription Receipt Agent or the U.S. Escrow Agent is required to take notice by statute or by order of a court of competent jurisdiction. A Receiptholder shall be entitled to the rights evidenced by such Subscription Receipt Certificate free from all equities or rights of set off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such Receiptholder for the Underlying Common Shares which may be acquired pursuant thereto shall be a good discharge to the Company and the Subscription Receipt Agent for the same and neither the Company nor the Subscription Receipt Agent shall be bound to inquire into the title of any such holder except where the Company or the Subscription Receipt Agent is required to take notice by statute or by order of a court of competent jurisdiction.
11.4	Proof of Execution of Instruments
(a)	The Company, the Subscription Receipt Agent may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Subscription Receipt Agent as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made that the person signing acknowledged to him the execution thereof, or (iii) a statutory declaration of a witness of such execution, and in respect of a corporate Receiptholder shall include a certificate of incumbency together with a certified resolution authorizing the person who signed such instrument to sign such instrument.
11.5	Satisfaction and Discharge of Agreement
Upon the earliest of: (a) the issuance of share certificates evidencing Underlying Common Shares to all holders of Subscription Receipts and payment of all monies required to be paid to all holders of Subscription Receipts as provided in Section 3.3(a) or 3.4 and the payment of monies required to be paid to the Company pursuant to Section 3.2(a), 3.2(b) or (c) the payment of all monies required where Termination occurs as provided in Section 3.5(c), this Agreement shall cease to be of further effect and the Subscription Receipt Agent and the U.S. Escrow Agent, on demand of and at the cost and expense of the Company and upon delivery to the Subscription Receipt Agent and the U.S. Escrow Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Agreement have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Agreement. Notwithstanding the foregoing, the indemnities provided to the Subscription Receipt Agent and the U.S. Escrow Agent by the Company hereunder shall remain in full force and effect and survive the termination of this Agreement.
11.6	Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Receiptholders
Nothing in this Agreement or in the Subscription Receipt Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto, the Receiptholders and the transferees of Subscription Receipts as contemplated in Sections 2.14, 3.3 and 3.5 as the case may be, any legal or equitable right, remedy or claim under this Agreement, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto, the Receiptholders and such transferees.
11.7	Effect of Execution
Notwithstanding any provision of this Agreement, should any Subscription Receipt Certificates be issued and certified in accordance with the terms hereof prior to the actual time of execution of this Agreement by the Company and the Subscription Receipt Agent, any such Subscription Receipt Certificates shall be void and of no value and effect until such actual execution.
11.8	Time of Essence
Time is and shall remain of the essence of this Agreement.
11.9	Counterparts
This Agreement may be executed and delivered in counterparts, each of which when so executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.
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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of this 23 day of February, 2011.

SWISHER HYGIENE INC.
By:	/s/ Thomas Aucamp

CLARUS SECURITIES INC.
By:	/s/ Rod Campbell

BROADBAND CAPITAL MANAGEMENT LLC
By:	/s/ Philip Wagenheim

TD SECURITIES INC.
By:	/s/ Roman Gula

EQUITY FINANCIAL TRUST COMPANY
By:	/s/ Carol Mikos

By:	/s/ Derrice Richards

CONTINENTAL STOCK TRANSFER & TRUST CO.
By:	/s/ Frank A. DiPaolo

SCHEDULE “A”
FORM OF SUBSCRIPTION RECEIPT CERTIFICATE
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY HAS BEEN PROVIDED TO THE COMPANY TO SUCH EFFECT.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION AND CONSENTED TO BY SWISHER HYGIENE INC. AND CLARUS SECURITIES INC., THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 24, 2011.
SWISHER HYGIENE INC.
(A corporation incorporated under and
governed by the laws of Delaware)

Number: _________	______________ Subscription Receipts
THIS IS TO CERTIFY THAT
(the “holder”) is the registered holder of ______________ Subscription Receipts represented hereby.
The Subscription Receipts represented by this Subscription Receipt certificate (the “Certificate”) are issued pursuant to a Subscription Receipt Agreement (the “Agreement”) dated February 23, 2011 between Swisher Hygiene Inc. (the “Company”), Clarus Securities Inc., Broadband Capital Management LLC and TD Securities Inc., as agents, Equity Financial Trust Company, as the subscription receipt agent (the “Subscription Receipt Agent”) and Continental Stock Transfer & Trust Co., as the U.S. escrow agent.

Capitalized terms used in the Agreement have the same meaning herein as in the Agreement, unless otherwise defined.
Subject to Section 2.3 of the Agreement, each Subscription Receipt entitles the holder to receive on the Acquisition Closing Date, in accordance with the terms of, and subject to, the Agreement to automatically receive, without the payment of any additional consideration, one Common Share for each Subscription Receipt (subject to adjustments in certain circumstances as herein provided) held by the Receiptholder. Until such time as the Proceeds have been delivered in accordance with Section 2.2(a) or (b) of the Agreement, this Subscription Receipt Certificate will be of no force or effect and may be cancelled by the Company at any time without recourse or liability to the holder.
The Subscription Receipts represented hereby are issued under and pursuant to the Agreement. Reference is hereby made to the Agreement and any and all other instruments supplemental or ancillary thereto for a full description of the rights of the holders of the Subscription Receipts and the terms and conditions upon which such Subscription Receipts are, or are to be, issued and held, all to the same effect as if the provisions of the Agreement and all instruments supplemental or ancillary thereto were herein set forth, and to all of which provisions the holder of these Subscription Receipts by acceptance hereof assents. In the event of a conflict or inconsistency between the terms of the Agreement and this Certificate, the terms of the Agreement shall prevail.
The holding of the Subscription Receipts evidenced by this Certificate shall not constitute the holder hereof a Shareholder or entitle such holder to any right or interest in respect thereof except as herein and in the Agreement expressly provided.
The Agreement contains provisions making binding upon all holders of Subscription Receipts outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and by instruments in writing signed by the holders of a specified majority of the outstanding Subscription Receipts.
The Subscription Receipts evidenced by this Certificate may be transferred on the register kept at the offices of the Subscription Receipt Agent by the registered holder hereof or his legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Subscription Receipt Agent, only upon payment of the charges provided for in the Agreement and upon compliance with such reasonable requirements as the Subscription Receipt Agent may prescribe (including compliance with the legends hereon). The transfer register shall be closed effective as of the Acquisition Closing Time or 5:00 p.m. (Toronto time) on the Termination Date.
This Certificate shall not be valid for any purpose whatever unless and until it has been countersigned by or on behalf of the Subscription Receipt Agent.
After the Termination Time, this Certificate and all rights hereunder, other than the right to receive the Proceeds (plus pro rata interest thereon) will be void and of no further value or effect.

Time shall be of the essence hereof. This Certificate is governed by the laws of the Province of Ontario and the laws of Canada applicable therein.
IN WITNESS WHEREOF the Company has caused this Certificate to be signed by a duly authorized representative as of February 23, 2011.

SWISHER HYGIENE INC.
By:
Name:
Title:

By:
Name:
Title:

EQUITY FINANCIAL TRUST COMPANY as Subscription Receipt Agent
By:
Authorized Signatory

Date of Countersigned:

SCHEDULE “B”
FORM OF NOTICE

TO:	EQUITY FINANCIAL TRUST COMPANY (the “Subscription Receipt Agent”)
CONTINENTAL STOCK TRANSFER & TRUST CO. (the “U.S. Escrow Agent”)

Reference is made to the Subscription Receipt Agreement made as of February 23, 2011 among the undersigned, the Subscription Receipt Agent and the U.S. Escrow Agent (capitalized terms used herein without definition having the meanings specified therein).
In accordance with the provisions of the Subscription Receipt Agreement, we are writing to advise you that the closing of the Acquisition has occurred on or before the Termination Time.
The Subscription Receipt Agent, in its capacity as the Canadian escrow agent, is hereby irrevocably directed to pay, promptly after the Acquisition Closing Time, from the Canadian Escrowed Funds to Clarus, an amount equal to $●. Further, the Subscription Receipt Agent is hereby irrevocably directed to pay on the Special Payment Date from the Canadian Escrowed Funds to the Canadian and non-U.S. resident holders, an amount equal to $●. The Subscription Receipt Agent shall pay $● to the Company.
The U.S. Escrow Agent is hereby irrevocably directed to pay on the Special Payment Date from the U.S. Escrowed Funds to the U.S. resident holders, an amount equal to $●. The U.S. Escrow Agent shall pay $● to the Company.
The Subscription Receipt Agent, in its capacity as the registrar and transfer agent of the Common Shares, is hereby irrevocably directed and authorized to issue and deliver on behalf of the Company, certificates representing ● Common Shares to the persons to whom such Common Shares are to be issued pursuant to the Agreement and the treasury order attached hereto as Appendix “1”, effective as at the Acquisition Closing Time, which is ●, 2011, all as provided in Section 3.3 of the Agreement. The Common Shares shall be deemed to be issued at the Acquisition Closing Time notwithstanding that certificates evidencing such Common Shares have not been issued. We hereby confirm that the allotment and issue of these Common Shares has been duly authorized by all necessary action.
[Remainder of page intentionally left blank.]

The foregoing direction is irrevocable and shall constitute your good and sufficient authority for issuing the Common Shares as directed above.
DATED the                  day of                                   , 2011.

SWISHER HYGIENE INC.
By:

CLARUS SECURITIES INC.
By:

BROADBAND CAPITAL MANAGEMENT LLC
By:

TD SECURITIES INC.
By:

Appendix “1”
TREASURY ORDER
(Private Placement Shares)
____________ ____, 2011
EQUITY FINANCIAL TRUST COMPANY
●
The undersigned hereby authorizes and irrevocably directs Equity Financial Trust Company to issue, register and countersign certificates in definitive form for fully paid and non-assessable common shares (the “Shares”) in the capital of Swisher Hygiene Inc. (the “Company”) to the persons and for the number of common shares set out opposite their name in Schedule “A” attached hereto.
You are further authorized and directed to affix on the Shares the legends as set out on Schedule “B” attached hereto.
Upon issuance, the undersigned confirms that the Company will have received full consideration for the Shares and the Shares will have been issued as fully paid and non-assessable common shares to the persons or entities named. These Shares are being issued as previously unissued securities of the Company pursuant to exemptions from the registration and prospectus requirements of the Securities Act (Ontario) and have been attributed an issue price of CDN$● per share. Pursuant to a letter dated February ●, 2011, the Toronto Stock Exchange conditionally accepted the application to issue the Shares.

SWISHER HYGIENE INC.
Per:
Director

Per:
Senior Executive Officer

SCHEDULE “C”
LEGENDS
The following legend shall be affixed to the certificates of all of the Underlying Common Shares:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY HAS BEEN PROVIDED TO THE COMPANY TO SUCH EFFECT.
The following legends shall be affixed to the certificates of all of the Underlying Common Shares if issued prior to the date that is before June 24, 2011:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION AND CONSENTED TO BY SWISHER HYGIENE INC. AND CLARUS SECURITIES INC., THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 24, 2011.

C-1